EXHIBIT 10.1

                              EMPLOYMENT AGREEMENT

     This Employment Agreement (the "Employment Agreement" or "Agreement"), dated this 1st day of January 2005, is by and between Unicorp, Inc., a Nevada corporation, Houston, Texas (the "Company"), and Kevan Casey (the "Executive") an individual.

     WHEREAS, the Executive is willing to enter into an agreement with the Company upon the terms and conditions herein set forth.

     NOW, THEREFORE, in consideration of the premises and covenants herein contained, the parties hereto agree as follows:

1.     Term  of Agreement; Termination of Prior Agreement.  Subject to the terms
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and  conditions  hereof,  the  term  of  employment  of the Executive under this
Employment Agreement shall be for the period commencing on January 1, 2005 (the "Commencement Date") and terminating on December 31, 2005, unless sooner terminated as provided in accordance with the provisions of Section 5 hereof. (Such term of this agreement is herein sometimes called the "Retained Term").

2.     Employment.  As  of  the  Commencement Date, the Company hereby agrees to
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employ the Executive as Chief Executive Officer ("CEO") of the Company with such duties as assigned from time to time by the Company, and the Executive hereby accepts such employment and agrees to perform his duties and responsibilities hereunder in accordance with the terms and conditions hereinafter set forth.

3.     Duties  and  Responsibilities.
       -----------------------------

(a) Duties. Executive shall perform such duties as are usually performed by a CEO with such duties as assigned from time to time by the Company of a business similar in size and scope as the Company and such other reasonable additional duties as may be prescribed from time-to-time by the Company's board of directors which are reasonable and consistent with the Company's operations, taking into account Executive's expertise and job responsibilities. This agreement shall survive any job title or responsibility change. All actions of Executive shall be subject and subordinate to the review and approval of the board of directors. The board of directors shall be the final and exclusive arbiter of all policy decisions relative to the Company's business.

(b) Devotion of Time. During the term of this agreement, Executive agrees to devote the necessary time to the business and affairs of the Company to the extent necessary to discharge the responsibilities assigned to Executive and to use reasonable best efforts to perform faithfully and efficiently such responsibilities. During the term of this Agreement it shall not be a violation of this Agreement for Executive to manage personal investments or companies in which personal investments are made.

4.     Compensation  and  Benefits  During  the  Employment  Term.
       ----------------------------------------------------------

(a) Salary. Executive will be compensated by the Company at a monthly base salary of $8,000.00, from which shall be deducted income tax withholdings, social security, and other customary Executive deductions in conformity with the Company's payroll policy in effect.

(b) Bonus. Executive shall receive a bonus of $6,500 for every successful (not a dry hole) oil or gas well


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       that is drilled and completed. Such bonus to be paid out thirty (30) days after each well is complete. In addition, the Executive shall also receive a quarterly retention bonus of $7,000 to be paid on the 1st of each quarter, (January 1, April 1, July 1 and October 1).

(c) Other Allowances. The Executive shall be entitled to a $750 monthly car allowance, a $750 monthly health plan allowance and a $750 monthly home office allowance.

(d) Option. The Executive shall receive a non-qualified stock option to purchase 240,000 shares of Company common stock at an exercise price of $
       1.00 per share all of which shall be vested upon execution of this Agreement. The option shall be evidenced by an option agreement (attached hereto as Attachment "A"), shall expire in five years, and shall be subject to the terms of the Company's 2004 Stock Option Plan and such option agreement.

(e) Financing Incentive Bonus. Executive shall receive a cash bonus of 1% of all amounts funded to the Company up to $2 million, thereafter, 2% of all amounts funded to the Company. This bonus will be payable the month following the completion of such partial or full funding.

5.     Termination  Status.  Subject  to the notice and other provisions of this
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Section 5, the Executive shall have the right to terminate the agreement, at any time and for no stated reason. The Company may terminate this Agreement only upon the following events:

     (a) Disability. The Company shall have the right to terminate the Employment Agreement in the event the Executive suffers an injury, illness or incapacity for a period of more than six (6) months provided that during such six-month period the Company shall have given at least thirty (30) days written notice of termination.

     (b)  Death.  This  Agreement shall terminate upon the death of Kevan Casey.

     (c) With Cause. The Company may terminate this Employment Agreement at any time because of:

          (i) Executive's material breach of any term of this Agreement, which is not cured after twenty (20) days written notice from the board of directors, or

          (ii) Conviction by the Executive of a felony or an act of fraud against the Company.

     If the Company terminates the Employment Agreement for any reason other than as set forth in items 5(a), (b), or (c), then Executive is entitled to receive ninety-six thousand dollars ($96,000.00) payable in twelve (12) monthly installments and any bonuses or expenses earned or accrued and not yet paid as of the final effective termination date. In the event the Employment Agreement with the Company is terminated pursuant to items 5(a), (b) or (c), the Executive shall be entitled to receive all compensation earned by the Executive up to the date of termination, all unreimbursed expenses, and any bonus earned in respect of a prior period and not yet paid.

6.     Revealing  of Trade Secrets, etc.  Executive acknowledges the interest of
       --------------------------------
the Company in maintaining the confidentiality of information related to its business and shall not at any time during the Employment Term or thereafter, directly or indirectly, reveal or cause to be revealed to any person or entity the supplier lists, customer lists or other confidential business information of the Company; provided, however, that the parties acknowledge that it is not the intention of this paragraph to include within its


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subject  matter  (a) information not proprietary to the Company, (b) information which is then in the public domain through no fault of Executive, or (c) information required to be disclosed by law.

7.     Arbitration.  If  a  dispute  should  arise regarding this Agreement, all
       -----------
claims, disputes, controversies, differences or other matters in question arising out of this relationship shall be settled finally, completely and conclusively by arbitration of a single arbitrator, which is mutually agreed upon, in Houston, Texas, in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "Rules"). Arbitration shall be initiated by written demand. This Agreement to arbitrate shall be specifically enforceable only in the District Court of Harris County, Texas. A decision of the arbitrator shall be final, conclusive and binding on the Company and the Executive, and judgment may be entered in the District Court of Harris County, Texas, for enforcement and other benefits. On appointment, the arbitrator shall then proceed to decide the arbitration subjects in accordance with the Rules. Any arbitration held in accordance with this paragraph shall be private and confidential. The matters submitted for arbitration, the hearings and proceedings and the arbitration award shall be kept and maintained in strictest confidence by Executive and the Company and shall not be discussed, disclosed or communicated to any persons. On request of any party, the record of the proceeding shall be sealed and may not be disclosed except insofar, and only insofar, as may be necessary to enforce the award of the arbitrator and any judgment enforcing an award. The prevailing party shall be entitled to recover reasonable and necessary attorneys' fees and costs from the non-prevailing party.

8.     Survival.  In  the  event  that  this Agreement shall be terminated, then
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notwithstanding  such  termination,  the  obligations  of  Executive pursuant to
Section  6  of  this  Agreement  shall  survive  such  termination.

9.     Contents  of  Agreement,  Parties  in  Interest,  Assignment,  etc.  This
       ------------------------------------------------------------------
Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, representatives, successors and assigns of the parties hereto, except that the duties and responsibilities of Executive hereunder which are of a personal nature shall neither be assigned nor transferred in whole or in part by Executive. This Agreement shall not be amended except by a written instrument duly executed by the parties.

10.     Severability;  Construction.  If any term or provision of this Agreement
        ---------------------------
shall be held to be invalid or unenforceable for any reason, such term or provision shall be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining terms and provisions hereof, and this Agreement shall be construed as if such invalid or unenforceable term or provision had not been contained herein. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.


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11.     Notices.  Any notice, request, instruction or other document to be given
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hereunder  by  any  party  to  the  other party shall be in writing and shall be deemed to have been duly given when delivered personally; or five (5) days after dispatch by registered or certified mail, postage prepaid, return receipt requested; or one (1) day after dispatch by overnight courier service; in each case, to the party to whom the same is so given or made:

     IF TO THE COMPANY ADDRESSED TO:

     Unicorp, Inc.
     1117 Herkimer St. Suite 110
     Houston, Texas 77008
     Attn: Chief Executive Officer

     IF TO EXECUTIVE ADDRESSED TO:

     Kevan Casey
     3311 Banbury Place
     Houston, Texas 77027

or to such other address as the one party shall specify to the other party in writing.

12.     Counterparts  and  Headings.  This  Agreement  may be executed in one or
        ---------------------------
more counterparts, each of which shall be deemed an original and all which together shall constitute one and the same instrument. All headings are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

13.     Governing Law; Venue.  This Agreement shall be construed and enforced in
        ---------------------
accordance with, the laws of the State of Texas, without regard to the conflict of laws provisions thereof. Venue of any dispute concerning this Agreement shall be exclusively in Harris County, Texas.

14.     Waiver.      The  failure  of  either  party to enforce any provision of
        ------
this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


KEVAN CASEY                        UNICORP,  INC.



/s/  Kevan  Casey                  /s/  Carl A. Chase
------------------------           --------------------------------------
                                   Carl A. Chase, Chief Financial Officer


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                                 ATTACHEMENT "A"

                                  UNICORP, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT



     THIS AGREEMENT made effective as of January 1, 2005, between UNICORP, INC. a Nevada corporation (the "Company"), and Kevan Casey (the "Option Holder") relating to an option to purchase shares of the Company's common stock, par value $.001 per share ("Common Stock").

     1.     Grant  of  Option.  Subject  to  the  terms  and  conditions of this
            -----------------
Agreement and the Company's 2004 Stock Option Plan (the "Plan"), the Company hereby grants to the Option Holder effective as of January 1, 2005, the "Grant Date") an option (the "Option") to purchase 240,000 shares of Common Stock. The Option shall be exercisable, in whole or in part, during the Option Period (as hereinafter defined), vests immediately and are exercisable at a price of $1.00 per share (the "Option Price"). This Agreement and the purchase of the shares of Common Stock hereunder is not intended and should not be interpreted to qualify as an Incentive Stock Option as that term is used in Section 422 of the Internal Revenue Code of 1986, as it may be amended from time to time (the "Internal Revenue Code").

     2.     Method  for  Exercising  the Option.  The Option may be exercised in
            -----------------------------------
whole or in part only by delivery in person or through certified or registered mail to the Company at its principal office in Houston, Texas (attention:
Corporate Secretary) of written notice (attached hereto as Exhibit A) specifying the Option that is being exercised and the number of shares of Common Stock with respect to which the Option is being exercised. The notice must be accompanied by payment of the total Option Price.

     The total Option Price for the Common Stock to be acquired pursuant to the Option shall be paid in full by any of the following methods or any combination of the following methods:

          (a) In cash or by certified or cashier's check payable to the order of Unicorp, Inc.;

          (b) The delivery to the Company of certificates representing the number of shares of Common Stock then owned by the Option Holder, the Designated Value (defined below) of which equals the Option Price of the Common Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that no Option may be exercised by delivery to the Company of certificates representing Common Stock, unless such Common Stock has been held by the Option Holder for more than six months. (For purposes of this Agreement, the Designated Value of any shares of Common Stock delivered in payment of the Option Price upon exercise of the Option shall be the Designated Value as of the exercise date and the exercise date shall be the day of delivery of the certificates for the Common Stock used as payment of the Option Price);

          (c) By delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver promptly to the Company, in payment of the Option Price, the amount of the cash proceeds of the sale of shares of Common Stock or a loan from the broker to the Option Holder sufficient, in each case, to pay the Option Price, and in a form satisfactory to the Corporate Secretary; or

          (d) By delivery to the Company of sufficient Options, properly endorsed for transfer to the Company, having a value sufficient to pay the Option Price with respect to the other Options that are to be exercised under this Agreement. The value of each Option to be surrendered in payment of the


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          Option  Price shall be determined by subtracting the Option Price from the Designated Value as of the date of receipt of notice of the exercise of the Options by the Corporate Secretary of the Company.

     Upon such notice to the Corporate Secretary and payment of the total Option Price, the exercise of the Option shall be deemed to be effective, and a properly executed certificate or certificates representing the Common Stock so purchased shall be issued by the Company and delivered to the Option Holder.

     For purposes of this Agreement, the designated value ("Designated Value") of the shares of Common Stock on a given date shall mean: (i) if the Common Stock is listed or admitted for trading on any national securities exchange or the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations for such date of the Common Stock on the principal securities exchange on which shares of the Common Stock are listed, (ii) if the Common Stock is not traded on any national securities exchange but is quoted on the National Association of Securities Dealers, Inc. Automated Operations System, or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Common Stock on at least five (5) of the ten (10) preceding days or (iv) if none of the conditions set forth above is met, the fair market value of shares of Common Stock as determined by the Board of Directors. Provided, for purposes of determining "fair market value" of the Common Stock of the Company, such value shall be determined without regard to any restriction other than a restriction which will never lapse. In no event shall the fair market value of the Common Stock be less than its par value.

     3.   Adjustment  of  the  Option.
          ---------------------------

          (a)     Adjustment  by  Stock  Split,  Stock Dividend, etc.  If at any
                  --------------------------------------------------
          time the Company increases or decreases the number of its outstanding shares of Common Stock, or changes in any way the rights and privileges of its Common Stock, by means of the payment of a stock dividend or the making of any other distribution of such shares payable in Common Stock, or through a stock split or subdivision of shares of Common Stock, or a consolidation or combination of shares of Common Stock, or through a reclassification or recapitalization involving the Common Stock, the numbers, rights and privileges of the shares of Common Stock included in the Option shall be increased, decreased or changed in like manner as if such shares of Common Stock had been issued and outstanding, fully paid and non-assessable at the time of such occurrence.

          (b)     Dividends Payable in Stock of Another Corporation, etc.  If at
                  ------------------------------------------------------
          any  time the Company pays or makes any dividend or other distribution upon its Common Stock payable in securities or other property (except cash or Common Stock), a proportionate part of such securities or other property shall be set aside and delivered to the Option Holder upon issuance of the Common Stock purchased at the time of the exercise of the Option. The securities and other property delivered to the Option Holder upon exercise of the Option shall be in the same ratio to the total securities and property set aside for the Option Holder as the number of shares of Common Stock with respect to which the Option is then exercised is to the total shares of Common Stock subject to the Option. Prior to the time that any such securities or other property are delivered to the Option Holder in accordance with the foregoing, the Company shall be the owner of such securities or other property and Option Holder shall not have the right to vote the securities, receive any dividends payable on such securities, or in any other respect be treated as the owner. If securities or other property which have been set aside by the Company in accordance with this Section 3 are not delivered to the Option Holder because the Option is not exercised, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

          (c)     Other  Changes  in  Stock.  In  the  event  there shall be any
                  -------------------------
          change,  other  than as specified in the preceding subsections (a) and
          (b)  of this Section 3, in the number or kind of outstanding shares of


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          Common Stock or of any stock or other securities into which the Common
          Stock shall be changed or for which it shall have been exchanged, then and if the Board of Directors of the Company shall in its discretion determine that such change equitably requires an adjustment in the number or kind of shares subject to the Option, such adjustments shall be made by the Board of Directors and shall be effective for all purposes as of this Agreement.

          (d)     Apportionment  of Option Price.  Upon any occurrence described
                  ------------------------------
          in the preceding subsections (a), (b) and (c) of this Section 3, the aggregate Option Price for the shares of Common Stock then subject to the Option shall remain unchanged and shall be apportioned ratably over the increased or decreased number or changed kinds of securities or other properties subject to the Option.

     4.   Change  of  Control;  Termination  without  Cause;  Corporate
          -------------------------------------------------------------
Transactions.
------------

          (a) In the event of a Change of Control (as defined in the Plan), all outstanding Options, whether exercisable or not, shall immediately become exercisable in accordance with Article 4.5 of the Plan.

          (b) In the event the Option Holder's employment, position as a director or consulting agreement with the Company terminates for reasons other than (i) Option Holder voluntarily ceasing his employment, position as a director or consulting agreement with the Company; or, (ii) Option Holder's employment, position as a director or consulting agreement with the Company being terminated for Cause; then, in any such event, all outstanding Options, whether exercisable or not, shall immediately vest and become exercisable. The term "Cause" is defined as the conviction of, or the entering of a guilty plea, or no contest plea by Option Holder for any felony, by a court of competent jurisdiction; or, the failure or refusal by Option Holder to competently perform his employment, director or consulting duties, or conform to policies reasonably established by Company.

          (c) If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves and such transaction is not a Change of Control, then thereafter upon any exercise of the Option hereunder, the Optionee shall be entitled to purchase under the Option, in lieu of the number of shares of Common Stock covered by this Option then exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation, sale of assets or dissolution, if, immediately prior to such agreement of merger, consolidation, sale of assets or dissolution, the Optionee had been the holder of record of the number of shares of Common Stock as to which the Option is then exercisable.

     5.     Expiration  and  Termination of the Option.  The Option shall expire
            ------------------------------------------
at 5:00 p.m. Houston, Texas, time on December 31, 2009, (the period from the date of this Agreement to the expiration date is defined as the option period ("Option Period"). In the event of the death of the Option Holder during the Option Period, the Option shall be exercisable by the Option Holder's estate or by the person who acquired the right to exercise the Option by bequest or inheritance during the Option Period and for a period of up to six months following the death of the Option Holder, if later.

     6.     Transferability.  The  Option  may not be transferred except by will
            ---------------
or pursuant to the laws of descent and distribution, and it shall be exercisable during the Option Holder's life only by him, or in the event of his disability or incapacity, by his personal representative, and after his death, only by his estate or by the person who acquired the right to exercise the Option by bequest or inheritance.


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
     7.     Compliance with Securities Laws.  Upon the acquisition of any shares
            -------------------------------
pursuant to the exercise of the Option herein granted, Option holder or any person acting under Section 5 will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

     8.     Legends  on  Certificates.  The Certificates representing the shares
            -------------------------
of Common Stock purchased by exercise of an Option will be stamped or otherwise imprinted with legends in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company will reflect stock-transfer instructions with respect to such shares.

     9.     Withholding.
            -----------

          (a)     Arrangement  for Withholding.  The Option Holder hereby agrees
                  ----------------------------
          to make appropriate arrangements with the Company to provide for the amount of tax withholding, if any, under applicable federal and state income tax laws resulting from the exercise of the Option. If such arrangements are not made, the Company may refuse to issue any Common Stock to the Option Holder.

          (b)     Withholding  Election.  The Option Holder may elect to pay all
                  ---------------------
          such amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from shares otherwise issuable to the Option Holder, shares of Common Stock having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Option Holder. All elections shall be subject to the approval or disapproval of the Board of Directors. The value of shares of Common Stock to be withheld shall be based on the Designated Value of the Common Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such election by the Option Holder to have shares of Common Stock withheld for this purpose will be subject to the following restrictions:

               (i)     All  elections  must  be  made  prior  to  the  Tax Date.

               (ii)    All  elections  shall  be  irrevocable.

               (iii) If the Option Holder is an officer or director of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, ("Section 16"), the Option Holder must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Common Stock as consideration to satisfy such tax withholding obligation.


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
     10.   Miscellaneous.
           -------------

          (a)     Notices.  Any  notice  required or permitted to be given under
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          this  Agreement  shall be in writing and shall be given by first class registered or certified mail, postage prepaid or by personal delivery to the appropriate party, addressed:

               (i) If to the Company, to the Company at its principal place of business (as of the date hereof, 1117 Herkimer Street, Suite 110, Houston, Texas 77008, telephone (713) 802-2944) (Attention:
               Corporate Secretary) or at such other address as may have been furnished to the Option Holder in writing by the Company; or

               (ii) If to the Option Holder, to the Option Holder at his address on file with the Company or at such other address as may have been furnished to the Company by the Option Holder.

               Any such notice shall be deemed to have been given as of the fourth day after deposit in the United States Postal Service, postage prepaid, properly addressed as set forth above, in the case of mailed notice, or as of the date delivered in the case of personal delivery.

          (b)     Amendment.  The  Board of Directors may make any adjustment in
                  ---------
          the Option Price, the number of shares of Common Stock subject to, or the terms of the Option by amendment or by substitution of an outstanding Option. Such amendment or substitution may result in terms and conditions (including Option Price, the number of shares of Common Stock covered, Vesting Schedule or Option Period) that differ from the terms and conditions of this Option. The Board of Directors may not, however, adversely affect the rights of the Option Holder without the consent of the Option Holder. If such action is effective by amendment, the effective date of such amendment will be the date of the original grant of this Option. Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Option Holder.

          (c)     Severability.  The  invalidity  or  unenforceability  of  any
                  ------------
          provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be several and enforceable to the extent permitted by law.

          (d)     Waiver.  Any  provision  contained  in  this  Agreement may be
                  ------
          waived, either generally or in any particular instance, by the Company.

          (e)     Binding  Effect.  This  Agreement  shall  be  binding upon and
                  ---------------
          inure to the benefit of the Company and the Option Holder and their respective heirs, executors, administrators, legal representatives, successors and assigns.

          (f)     Rights  to  Employment.  Nothing  contained  in this Agreement
                  ----------------------
          shall be construed as giving the Option Holder any right to be retained in the employ of the Company and this Agreement is limited solely to governing the rights and obligations of the Option Holder with respect to the Common Stock and the Option.

          (g)     Gender  and  Number.  Except  when  otherwise indicated by the
                  -------------------
          context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

          (h)     Governing  Law.  This  Agreement  shall  be  governed  by  and
                  --------------
          construed in accordance with the laws of the State of Texas without giving effect to the conflicts of law provisions thereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                          UNICORP,  INC.


                                   By:
                                          --------------------------------------
                                          Carl A. Chase, Chief Financial Officer


                                   OPTION HOLDER


                                   ---------------------------------------------
                                   Kevan Casey

                                    EXHIBIT A

                                SUBSCRIPTION FORM

              [To be executed only upon exercise of Stock Options]


     The undersigned registered owner of this Stock Option irrevocably exercises the Stock Option for the purchase of _______________ shares of Common Stock of Unicorp, Inc. (the "Company") and herewith makes payment therefor in cash or by check or bank draft made payable to the Company, all at the price and on the terms and conditions specified in this Stock Option Agreement and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to __________________ whose address is ___________________________
and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Stock Option, that a new Stock Option of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.



                         ----------------------------------------
                         (Name of Registered Owner)


                         ----------------------------------------
                         (Signature of Registered Owner)


                         ----------------------------------------
                         (Street Address)


                         ----------------------------------------
                         (City)            (State)          (Zip Code)


                         ----------------------------------------
                         (Social Security Number)


     NOTICE:     The  signature  on  this  subscription must correspond with the name as written upon the face of the within Stock Option Agreement in every particular, without alteration or enlargement or any change whatsoever.